UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 16, 2006

Date of Report (Date of earliest event reported)

GB&T Bancshares, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-24203	58-2400756
(Commission File Number)	(IRS Employer Identification No.)

500 Jesse Jewell Parkway, S.E., Gainesville, Georgia	30501
(Address of Principal Executive Offices)	(Zip Code)

770-532-1212

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)           On May 16, 2006, the Board of Directors of GB&T Bancshares, Inc. elected Anna B. Williams to the Board of Directors. It is expected that Ms. Williams will be appointed to the Audit Committee of GB&T Bancshares, Inc. A copy of the press release announcing this appointment is furnished as Exhibit 99.1 to this report and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is furnished herewith:

99.1                           Press Release, dated May 16, 2006

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB&T Bancshares, Inc.

By:	/S/ GREGORY L. HAMBY
Gregory L. Hamby
Executive Vice President and
Chief Financial Officer

Dated:  May 22, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Press Release, dated May 16, 2006